EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

November 13, 2009

In connection with the Interim Report of Ohio Legacy Corp (the "Company") on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

By:	/s/ D. Michael Kramer	By:	/s/ Vanessa M. Richards
	D. Michael Kramer		Vanessa M. Richards
	President and Chief Executive Officer		Senior Vice President and
Chief Financial Officer